SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 18, 2002

                            THE SERVICEMASTER COMPANY
             (Exact name of registrant as specified in its charter)



DELAWARE                           1-14762                   36-3858106
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


2300 WARRENVILLE ROAD, DOWNERS GROVE, ILLINOIS                       60515
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (630) 271-1300
                                                    --------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

As further discussed below, the Company completed in the fourth quarter of 2001 its strategic portfolio review, which resulted in the Company selling and exiting certain businesses. In Item 7., the Company is providing the previously reported quarterly consolidated income statement information for 2001 and 2000 separated between results of continuing operations and the results of discontinued operations. In addition, Item 7. includes quarterly business segment reporting for 2001.

PORTFOLIO REVIEW AND STRATEGIC ACTIONS
On October 3, 2001 the Company's Board of Directors approved a series of strategic actions which were the culmination of an extensive portfolio review process that was initiated in the first quarter. The goal of the portfolio review was to increase shareholder value by creating a focused and aligned company that provides the greatest return and growth potential. The Company determined it could best achieve these goals with a portfolio of businesses which support the business strategy to become America's Home Service Company and have attractive cash flow and return characteristics. In addition, the Company believed it was critical to strengthen its balance sheet through the reduction of debt, thereby providing it with financial flexibility to invest in future growth opportunities. As part of this determination, the Company's Board of Directors approved an agreement to sell the Management Services business to ARAMARK Corporation (ARAMARK) for approximately $800 million. The Management Services business provided a variety of supportive management services to institutional healthcare, education, and commercial facilities. The all-cash transaction closed on November 30, 2001 and the Company recorded an after-tax accounting gain of $384 million, or $1.23 per diluted share from this sale.

In the fourth quarter, the Company's Board of Directors also approved the exit of non-strategic and underperforming businesses including TruGreen LandCare Construction and Certified Systems Inc. (CSI), as well as certain other small operations. The Company sold its TruGreen LandCare Construction operations to Environmental Industries, Inc. (EII) in certain markets and entered into an agreement with EII to manage the wind-down of commercial landscaping construction contracts in the remaining markets. In addition, the Company sold all of its customer contracts relating to the exit of CSI (the Company's professional employer organization), to AMS Staff Leasing, N.A., Inc. and has almost completed the wind-down of its remaining operations.

On October 30, 2001, the Company closed the sale of certain subsidiaries of its European pest control and property services operations for $101 million. The consideration consisted of $94 million of cash and the transfer of certain liabilities to the acquirer and $7 million in seller financing. The net impact of this transaction was not material to the consolidated statements of income. The Company continues to provide pest control services in the United Kingdom and Ireland.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144) which amends certain requirements of the previously issued pronouncement on asset impairment, Statement of Financial Accounting Standards No. 121. SFAS 144 also

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expands the  definition of a  discontinued  operation as  previously  defined by
Accounting Principles Board Opinion No. 30. This statement is required to be adopted for fiscal years beginning after December 15, 2001, however early application of this statement is permissible. The Company adopted SFAS 144 effective January 1, 2001 and has classified the results of certain business units that it has sold or is winding-down, including Management Services, TruGreen LandCare Construction, Certified Systems Inc., and the sold Terminix Europe entities as discontinued operations in the accompanying financial schedules. The fourth quarter 2001 operating income of $308 million from discontinued operations includes the gain from the sale of Management Services net of losses from the disposition of other entities ($304 million), as well as the net income from the discontinued operations ($4 million). As the Management Services business was sold on November 30, 2001, the fourth quarter 2001 results include only two months of operations of this business.

CHARGE FOR IMPAIRED ASSETS AND OTHER ITEMS
In the fourth quarter of 2001, in connection with the strategic portfolio review, the Company recorded a pretax charge of $397 million for asset impairments and other items. This charge included the write-down of $350 million of goodwill; $300 million associated with the landscaping operations and $50 million related to the remaining European pest control operations. The remaining amount of the charge includes accruals for guarantees relating to the residual value of certain properties, severance arrangements for former executives and terminated employees, and other items.

EXTRAORDINARY LOSS
In the fourth quarter of 2001, the Company used a portion of the cash proceeds from the sale of Management Services to pay down debt balances and recorded an extraordinary loss of $.03 per diluted share ($9 million after-tax) resulting from the early extinguishment of debt. This was partially offset by the realization of gains ($.02 per diluted share; $6 million after-tax) resulting from the repurchase of certain ServiceMaster corporate bonds in the first quarter of 2001.

CHANGE IN ACCOUNTING PRINCIPLE
In December 1999, the Staff of the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101 "Revenue Recognition," leading the Company to change in 2000 its method of accounting for revenue from its termite baiting contracts. This change in method of accounting was effective January 1, 2000. The cumulative effect of the accounting change, as of January 1, 2000, resulted in a non-cash charge that reduced net income by $11.1 million, ($18.9 million pretax). The cumulative after-tax effect on diluted earnings per share was a reduction of $.04.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired:

         Not applicable.

(b)      Pro Forma Financial Information:

         Not applicable.

(c)      Exhibits:

         99.1     Quarterly Consolidated Statements of Income for 2001 and 2000

         99.2     Quarterly Business Segment Disclosures for 2001





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY



Date:  March 18, 2002                       By:  /S/  STEVEN C. PRESTON
                                                 ----------------------
                                                     Steven C. Preston
                                                 Executive Vice President and
                                                   Chief Financial Officer






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                                  Exhibit Index


Exhibit
NUMBER     DESCRIPTION OF EXHIBIT
-------    -------------------------
99.1       Quarterly Consolidated Statements of Income for 2001 and 2000

99.2       Quarterly Business Segment Disclosures for 2001


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